EXHIBIT 99.1

F-1

To:	The Board of Directors and Stockholders of
Conperin Group Inc.

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Conperin Group Inc. (the “Company”) as of June 30, 2019, and the related statements of operations, stockholders’ equity, and cash flows for the period ended June 30, 2019, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2019, and the results of its operations and its cash flows for the period ended June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had incurred substantial losses during the year, and has a working capital deficit, which raises substantial doubt about its ability to continue as a going concern. Management’s plan in regards to these matters are described in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ WWC, P.C.

Certified Public Accountants

San Mateo, California

September 24, 2019

We have served as the Company’s auditor since 2019.

F-2

CONPERIN GROUP INC.

CONSOLIDATED BALANCE SHEETS

June 30,
2019

ASSETS
Current Assets
Cash and cash equivalents	$-
Total Current Assets	-
TOTAL ASSETS	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accrued and other payables	$27,899
Due to related parties	124,307
TOTAL LIABILITIES	152,206

STOCKHOLDERS’ DEFICIT
Common stock, $1 par value; 2,500,000 shares authorized, 2,500,000 shares issued as of June 30, 2019	2,500,000
Accumulated deficit	(2,652,206)
TOTAL STOCKHOLDERS' DEFICIT	(152,206)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$-

See accompanying notes to the financial statements

F-3

CONPERIN GROUP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

From Inception
(March 12, 2019) to
June 30,
2019

REVENUE	$-

OPERATING EXPENSES
Stock based compensation	2,494,911
General and administrative	157,295
Total Operating Expenses	2,652,206

LOSS FROM OPERATIONS	(2,652,206)

Provision for income taxes	-
NET LOSS	$(2,652,206)

Basic and Diluted Loss per Common Share	$(1.06)
Basic and Diluted Weighted Average Common Shares Outstanding	2,500,000

See accompanying notes to the financial statements

F-4

CONPERIN GROUP INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

FOR THE PERIOD FROM MARCH 12, 2019 (INCEPTION) TO JUNE 30, 2019

	Common Stock			Total
	Number of Shares	Amount	Accumulated Deficit	Stockholders' Deficit

Balance - March 12, 2019 (Inception)	-	$-	$-	$-
Share issuance to founders	2,500,000	2,500,000	-	2,500,000
Net loss	-	-	(2,652,206)	(2,652,206)
Balance - June 30, 2019	2,500,000	$2,500,000	$(2,652,206)	$(152,206)

See accompanying notes to the financial statements

F-5

CONPERIN GROUP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

From Inception
(March 12, 2019) to
June 30,
2019

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,652,206)
Adjustments to reconcile net loss to net cash from operating activities:
Stock based compensation for consulting fee	2,494,911
Changes in operating assets and liabilities:
Shareholder advances funding operations	124,307
Accrued and other payables	27,899
Net cash used in operating activities	(5,089)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common shares	5,089
Net cash provided by financing activities	5,089

Net change in cash and cash equivalents	-
Cash and cash equivalents - beginning of period	-
Cash and cash equivalents - end of period	$-

Supplemental Cash Flow Disclosures
Cash paid for interest	$-
Cash paid for income taxes	$-

Non-Cash Investing and Financing Activity:
Share issuance to founders for consultancy services	$2,494,911

See accompanying notes to the financial statements

F-6

CONPERIN GROUP INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION, DESCRIPTION OF BUSINESS, AND GOING CONCERN

CONPERIN GROUP INC. (the “Company”) was incorporated under the laws of the British Virgin Islands on March 12, 2019. The Company’s principal business activity is investment holding.

On March 12, 2019, the Company established Circle YY Technologies Inc., a limited company incorporated in the British Virgin Islands (“Circle BVI”). Circle BVI’s principal business activity is investment holding.

On March 27, 2019, the Company established Circle YY Technologies Limited, a limited company incorporated in Hong Kong (“Circle HK”). Circle HK’s principal business activity is development of website and mobile apps to promote positive communication between the elders and young people.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern; however, the Company has incurred a net loss of $2,652,206 for the period ended June 30, 2019. As of June 30, 2019, the Company had an accumulated deficit of $2,652,206, working capital deficit of $152,206, and stockholders’ deficit of $152,206.

These factors raise substantial doubt on the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management’s plan for the Company’s continued existence is dependent upon Management's ability to identify investment opportunities, develop those opportunities to generate profit; additionally, Management will need to continue to rely on certain related parties to provide funding for investment, working capital, and general corporate purposes, and management expertise to the Company at less than prevailing market rates. If Management is unable to execute its plan, the Company may become insolvent.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements and related disclosures have been prepared pursuant to the rules and regulations of Securities and Exchange Commission (SEC). The financial statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (GAAP) in the United States of America. The Company use a calendar year for accounting purposes. The financial statements are presented in United States dollars.

Basis of Consolidation

These financial statements include the accounts of the Company and its wholly-owned subsidiaries Circle BVI and Circle HK. All intercompany sales, purchases, balances, investments, and capital have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to the U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The reporting currency for the Company and its subsidiaries is the U.S. dollar. The functional currency of the Company and Circle BVI is U.S. dollar; the functional currency of Circle HK is Hong Kong dollar (“HKD”).

F-7

The Company's subsidiaries, whose records are not maintained in those entities' respective functional currencies, re-measure their records into their functional currency as follows:

•	Monetary assets and liabilities at exchange rates in effect at the end of each period
•	Nonmonetary assets and liabilities at historical rates
•	Revenue and expense items at the average rate of exchange prevailing during the period

Gains and losses from these re-measurements were not significant and have been included in the Company's results of operations.

June 30,
2019
Spot HKD: USD exchange rate	$0.1282
Average HKD: USD exchange rate	$0.1282

Fair value of financial instruments

The carrying value of the Company’s financial instruments: accrued and other payables and amount due to related parties approximate at their fair values because of the short-term nature of these financial instruments.

The Company also follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

●	Level 1 : Inputs are based upon unadjusted quoted prices for identical instruments traded in active markets;

●

Level 2 : Inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. Black-Scholes Option-Pricing model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs; and

●

Level 3 : Inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models.

Fair value estimates are made at a specific point in time based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the Hong Kong is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 30, 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws.

F-8

The Company conducts major businesses in Hong Kong and is subject to tax in this jurisdiction. As a result of its business activities, the Company will file tax returns that are subject to examination by the foreign tax authority.

Stock-based Compensation

The Company follows FASB ASC Subtopic 718, Stock Compensation, for accounting for stock-based compensation. The guidance requires that new, modified and unvested share-based payment transactions with employees, such as grants of stock options and restricted stock, be recognized in the consolidated financial statements based on their fair value at the grant date and recognized as compensation expense over their vesting periods. The Company also follows the guidance for equity instruments issued to consultants.

Net loss per share

The Company calculates net loss per share in accordance with ASC Topic 260, “Earnings per Share.” Basic income per share is computed by dividing the net income by the weighted-average number of common shares outstanding during the period. Diluted income per share is computed similar to basic income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common stock equivalents had been issued and if the additional common shares were dilutive. As of June 30, 2019, the Company has no dilutive securities.

Commitments and contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time, that these matters will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

Revenue recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company derives its revenues from the selling of goods through its e-commerce platform. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

F-9

Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

NOTE 3 – STOCKHOLDERS’ DEFICIT

The Company is authorized to issue up to 2,500,000 shares of common stock, par value $1.

During the period ended June 30, 2019, the Company issued 2,500,000 shares of common stock to our founders, for a value of $2,500,000, consisting of incorporation fees of $5,089 and consulting services valued at $2,494,911.

As of June 30, 2019, 2,500,000 shares of common stock were issued and outstanding.

NOTE 4 - RELATED-PARTY TRANSACTIONS

During the period ended June 30, 2019, the Company received advances from its related parties of $124,307 for the operating expenses of the Company.

During the period ended June 30, 2019, the Company paid $25,002 to Shan Ho as a director’s remuneration. The Company issued 1,746,438 common stock to Joseph Ho and 748,473 common stock to Shan Ho for their consulting services provided of $2,494,911.

As of June 30, 2019, the balances owed to related parties totaled $124,307.

NOTE 5 – INCOME TAXES

For the period ended June 30, 2019, the local (“British Virgin Islands”) and foreign components of loss before income taxes were comprised of the following:

From March 12, 2019 to June 30, 2019
Tax jurisdiction from:
-Local	$(2,624,742)
-Foreign	(27,464)
Loss before income taxes	$(2,652,206)

British Virgin Islands

Conperin Group Inc. is registered in the British Virgin Islands and is subject to the tax laws of the British Virgin Islands.

As of June 30, 2019, the operations in the British Virgin Islands incurred $2,624,742 of cumulative net operating losses which can be carried forward to offset future taxable income. The British Virgin Islands is currently adopting zero-rated income tax regime for all BVI-domiciled corporate entities. The Company has provided for a full valuation allowance against the deferred tax assets, if any, on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

F-10

Hong Kong

The Company’s subsidiaries operating in Hong Kong are subject to the Hong Kong Profits Tax at a standard income tax rate range from 8.25% to 16.5% on the assessable income arising in Hong Kong during its tax year. The reconciliation of income tax rate to the effective income tax rate for the period ended June 30, 2019 is as follows:

From March 12, 2019 to June 30, 2019

Loss before income taxes from HK operation	$(27,464)
Statutory income tax rate	8.25%
Income tax expense at statutory rate	(2,265)
Tax losses carryforward	2,265
Income tax expense	$-

As of June 30, 2019, the operations in the Hong Kong incurred $27,464 of cumulative net operating losses which can be carried forward to offset future taxable income. The Company has provided for a full valuation allowance against the deferred tax assets of $2,265 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the aggregate deferred tax assets of the Company as of June 30, 2019:

June 30, 2019
Deferred tax assets:
Net operating loss carryforwards
British Virgin Islands	$-
Hong Kong	2,265
Total	2,265
Less: valuation allowance	(2,265)
Net deferred tax asset	$-

Management believes that it is more likely than not that the deferred tax assets will not be fully realizable in the future. Accordingly, the Company provided for a full valuation allowance against its deferred tax assets of $2,265 as of June 30, 2019. In the period, the valuation allowance increased by $2,265, primarily relating to net operating loss carryforwards from the foreign tax regime.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Operating lease commitments

As of June 30, 2019, the Company has no material commitments under operating leases.

Capital commitment

As of June 30, 2019, the Company has no material capital commitments.

NOTE 7 - SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after June 30, 2019, up through the date the Company issued the financial statements. During the period, the Company did not have any material recognizable subsequent events.

F-11